                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (date of earliest event reported): November 27, 1996

                         CARRAMERICA REALTY CORPORATION
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)

Maryland                            1-11706                    52-1796339
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File No.)                Identification No.)

             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500

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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant.

         Not applicable

ITEM 2.  Acquisition or Disposition of Assets.

         On November 27, 1996, the Company acquired Rio Robles Technology Center in North San Jose from Knickerbocker Properties Inc. I for a purchase price of approximately $45.9 million (including net liabilities assumed of $.3 million), which was funded by a draw on the Company's line of credit. The seven buildings contain an aggregate of approximately 368,000 square feet. Because the aggregate book value of the seven buildings that constitute Rio Robles Technology Center are in excess of 10% of the Company's total assets as of December 31, 1995 (inclusive of liabilities assumed), additional information regarding Rio Robles Technology Center is provided below.

         As of December 31, 1996, 100% of the rentable square feet of Rio Robles Technology Center was leased. The Company has no immediate plans to renovate Rio Robles Technology Center, other than for the routine maintenance of the properties, and believes the properties are adequately covered by insurance. Since the Company just acquired Rio Robles Technology Center on November 27, 1996, the percent leased and average annualized rent per square foot for the past five years is not available.

         Three tenants in the seven buildings constituting Rio Robles Technology Center each occupy over 10% of the rentable square footage. Fujitsu Microelectronics, Inc., a manufacturer of semiconductors and advanced electronic components, leases 149,832 square feet of office space (40.7% of the aggregate net rentable square feet) under a lease which expires in March 2003. Fujitsu's rent per square foot per annum is $10.80. Fujitsu has the right to renew its lease for one five-year term at the greater of the then-current fair market rental rate or the prior month's base rental rate. Fujitsu also has a right of first negotiation with respect to space in Rio Robles Technology Center which becomes available.

         KLA Instruments Corporation, a manufacturer of systems for testing and analyzing semiconductor chips, leases an aggregate of 114,287 square feet of office space (31.0% of the aggregate net rentable square feet) under two leases: a lease for 14,160 square feet of office space which expires in August 1997, and a lease for the remaining 100,127 square feet of office space which expires in October 2000. With respect to 14,160 square feet, KLA's rent per square foot per annum is $10.44; with respect to 47,114 square feet, KLA's rent per square foot per annum is $11.58; and with respect to 53,013 square feet, KLA's rent per square foot per annum is $10.14. KLA has the right to renew its lease for 100,127 square feet for one five-year term at the greater of the then-current fair market rental rate of the prior month's base rental rate.


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         NEC Systems Laboratory, Inc., a manufacturer of communications software products, leases 86,196 square feet of office space (23.4% of the aggregate net rentable square feet) under a lease which expires in April 2002. NEC's rent per square foot per annum is $12.23. NEC has a right of first refusal on space in an adjacent building, if built.

         The following table sets out a schedule of aggregate lease expirations for the seven buildings that constitute Rio Robles Technology Center for leases in effect as of December 1996, assuming no tenants exercise any of their renewal rights, for each of the ten years beginning with 1997 and thereafter:

                                 Number of         Net Rentable               Annual              Square Footage
                               Tenants with       Area Subject to        Base Rent Under          Represented by
            Year of Lease        Expiring         Expiring Leases       Expiring Lease (1)       Expiring Leases
             Expiration           Leases           (square feet)          (in thousands)
           ----------------    --------------    ------------------    ---------------------    -------------------
           1997                      2                  32,023                  $309                     8.7%
           1998                      -                       -                     -                     -
           1999                      -                       -                     -                     -
           2000                      1                 100,127                 1,083                    27.2
           2001                      -                       -                     -                     -
           2002                      1                  86,196                 1,055                    23.4
           2003                      1                 149,832                 1,618                    40.7
           2004                      -                       -                     -                     -
           2005                      -                       -                     -                     -
           2006 and                  -                       -                     -                     -
           thereafter

(1)      Excludes operating expense recoveries


         The aggregate tax basis of depreciable real property for Rio Robles Technology Center is $29,608,000. Depreciation is computed on the Modified Accelerated Cost Recovery System (MACRS) method over 39 years for Federal income tax purposes. No depreciable personal property was acquired in connection with the acquisition of Rio Robles Technology Center.


         The current realty tax rate for Rio Robles Technology Center is $1.04 per $100 of assessed value. The total annual tax at this rate paid in 1996 was $450,000 (including special assessments of $83,700) at an assessed value of $35,076,000.


ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         On November 4, 1996, the Company filed a Current Report on Form 8-K with the Commission providing the historical financial statements relating to Rio Robles Technology Center required by Item 7(a) of Form 8-K.

         (b)      Pro Forma Financial Information.

         It is not practicable at this time to file the pro forma financial information required by Item 7(b) of Form 8-K. The financial information will be filed as soon as it is available and not later than February 10, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  January 23, 1997



                                            CARRAMERICA REALTY CORPORATION



                                            By:      /s/ Brian K. Fields
                                                     -----------------------
                                                     Brian K. Fields
                                                     Chief Financial Officer